                                                                  EXHIBIT 10.110


                AMENDMENT NO. 4 TO LOAN AND SECURITY AGREEMENT

          THIS AMENDMENT NO. 4 TO LOAN AND SECURITY AGREEMENT (this "Amendment"), dated as of the 18th day of May, 2000, is made by and between SPACEHAB, INCORPORATED, a Washington corporation ("SPACEHAB"), ASTROTECH SPACE OPERATIONS, INC., a Delaware corporation ("Astrotech"; together with SPACEHAB, the "Original Borrowers"), and JOHNSON ENGINEERING CORPORATION, a Colorado corporation ("Johnson"; Johnson, Astrotech and SPACEHAB are also referred to individually as a "Borrower" and collectively as the "Borrowers") and FIRST UNION NATIONAL BANK, a national banking association, successor by merger to Signet Bank, a Virginia banking corporation (the "Lender").

                                   RECITALS

A. The Lender and the Original Borrowers, entered into a Loan and Security Agreement dated as of the 16th day of June, 1997 (as amended through the date hereof, the "Agreement") pursuant to which the Lender has agreed to extend credit to the Original Borrowers, and the Original Borrowers have agreed to obtain credit from the Lender, on the terms and conditions set forth in such Agreement.

B. Johnson is a wholly-owned Subsidiary of SPACEHAB, and, at the request of the Original Borrowers, Johnson became a Borrower pursuant to Amendment No. 2 to Loan and Security Agreement, dated as of October 15, 1999, executed by the Lender and the Borrowers.

C. The Borrowers have requested that the Lender modify the Agreement to extend the Termination Date, and the Lender has consented to the Borrowers' request, subject to the execution of this Amendment and the satisfaction of the conditions specified herein.

D. The Borrowers and the Lender now desire to execute this Amendment to set forth their agreements with respect to the modifications to the Agreement.

          Accordingly, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Lender and the Borrowers agree as follows:

          SECTION 1. Definitions. Capitalized terms used in this Amendment and
                     -----------
not defined herein are defined in the Agreement.

          SECTION 2. Amendments to Agreement. The Agreement is hereby amended as
                     -----------------------
follows:

          2.1  Amendments to Section 1. Section 1 of the Agreement is amended as
               -----------------------
follows:

               2.1(a)  LIBO-Based Rate. The definition of the term LIBO-Based
                       ---------------
Rate is hereby amended and restated in its entirety as follows:

                "LIBO-Based Rate" means the rate per annum (expressed as a percentage) determined by the Lender to be equal to the sum of (a) the LIBO Rate for the Euro Dollar Amount and the Euro-Dollar Interest Period in question plus (b) .0300.

               2.1(b)  Termination Date. The definition of the term Termination
                       ----------------
Date is hereby amended and restated in its entirety as follows:

                "Termination Date" means July 18, 2000, and any extension or extensions thereof granted by the Lender in its sole discretion.

          SECTION 3. Representations and Warranties of the Borrowers. Each
                     -----------------------------------------------
Borrower represents and warrants to the Lender that:

          (a) It has the power and authority to enter into and to perform this Amendment, to execute and deliver all documents relating to this Amendment, and to incur the obligations provided for in this Amendment, all of which have been duly authorized and approved in accordance with such Borrower's corporate documents;

          (b) This Amendment, together with all documents executed pursuant hereto, shall constitute when executed the valid and legally binding obligations of the Borrowers in accordance with their respective terms;

          (c) Except with respect to events or circumstances occurring subsequent to the date thereof and known to the Lender, all representations and warranties made in the Agreement are true and correct as of the date hereof, with the same force and effect as if all representations and warranties were fully set forth herein;

          (d) Each Borrower's obligations under the Loan Documents remain valid and enforceable obligations, and the execution and delivery of this Amendment and the other documents executed in connection herewith shall not be construed as a novation of the Agreement or any of the other Loan Documents; and

          (e) As of the date hereof, no Borrower has any offsets or defenses against the payment of any of the Obligations.

          SECTION 4. Waiver of Claims. As a specific inducement to the Lender
                     ----------------
without which the Borrowers acknowledge the Lender would not enter into this Amendment and the other documents executed in connection herewith, the Borrowers hereby waive any and all claims that they may have against the Lender, as of the date hereof, arising out of or relating to the Agreement or any other Loan Document whether sounding in contract, tort or any other basis.

          SECTION 5. Conditions of Effectiveness.  This Amendment shall become
                     ---------------------------
effective when, and only when, the Borrowers have executed and completed this Amendment, Johnson has executed and completed UCC financing statements naming the Lender as secured party and otherwise acceptable to the Lender, such executed documents have been delivered to the Lender, the Lender has received evidence satisfactory to the Lender that there are no Liens against property of Johnson except Liens permitted by the Agreement, and the Borrowers have paid to the Lender the modification fee described in Section 6 and have reimbursed the Lender for the Lender's costs and expenses incurred in connection with this Amendment, but upon the occurrence of such conditions, this Amendment shall be deemed to be effective as of May 18, 2000.

          SECTION 6. Modification Fee. In consideration of the additional risk
                     ----------------
and effort undertaken by the Lender in entering into this Amendment and the other Loan Documents executed in connection herewith, the Borrowers shall pay to the Lender a modification fee of $20,000 upon the execution of this Amendment.

          SECTION 7. Miscellaneous.
                     -------------

          7.1  Reference To Agreement. Upon the effectiveness of this Amendment,
               ----------------------
each reference in the Agreement to "this Agreement" and each reference in the other Loan Documents to the Agreement, shall mean and be a reference to the Agreement as amended hereby.

          7.2  Effect on Loan Documents and Accrued and Unpaid Interest, Fees
               ---------------------------------------------------------------
and Other Charges. Except as specifically amended above, the Agreement and all
-----------------
other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed. Without limiting the generality of the foregoing, all Collateral given to secure the Obligations of the Borrowers under the Agreement and the other Loan Documents prior to the date hereof does and shall continue to secure all Obligations of the Borrowers under the Agreement, as amended hereby and the other Loan Documents, and, except as provided in the Agreement and the other Loan Documents, no such Collateral shall be released until all conditions to such release contained in the Loan Documents are satisfied. Any interest, fees and other charges due under the Agreement which have accrued and remain unpaid as of the effective date of this Amendment shall be paid on the next succeeding date that any such charge which has accrued on or after the effective date of this Amendment is due under the Agreement, as amended hereby, unless any such charge is discontinued by this Amendment, in which event the Borrowers shall pay the accrued and unpaid portion thereof upon execution of this Amendment.

          7.3  No Waiver. The execution, delivery and effectiveness of this
               ---------
Amendment shall not operate as a waiver of any right, power or remedy of the Lender under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

          7.4  Costs, Expenses and Taxes. The Borrowers agree to pay on demand
               -------------------------
all costs and expenses of the Lender in connection with the preparation, reproduction, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, including the reasonable fees and out-of-pocket expenses of counsel for the Lender with respect thereto.

          7.5  Governing Law. This Amendment shall be governed by and construed
               -------------
in accordance with the laws of the Commonwealth of Virginia, without giving effect to conflict of law provisions.

          IN WITNESS WHEREOF, the Borrowers and the Lender have caused this Amendment to be signed by their duly authorized representatives under seal all as of the day and year first above written.

                                        SPACEHAB, INCORPORATED, a Washington
                                        corporation

                                        By:   ________________________________

ATTEST:                                 Name: ________________________________

___________________                     Title:________________________________
(Asst.) Secretary
[corporate seal]
                                        ASTROTECH SPACE OPERATIONS, INC., a
                                        Delaware corporation

                                        By:   ________________________________

ATTEST:                                 Name: ________________________________

___________________                     Title:________________________________
(Asst.) Secretary
[corporate seal]

                                        JOHNSON ENGINEERING, INCORPORATED, a
                                        Colorado corporation

                                        By:   ________________________________

ATTEST:                                 Name: ________________________________

___________________                     Title:________________________________
(Asst.) Secretary
[corporate seal]

                                        FIRST UNION NATIONAL BANK, successor by
                                        merger to Signet Bank, a Virginia
                                        banking corporation

ATTEST:                                 By:  ________________________________

___________________                     Name: ________________________________
(Asst.) Secretary
[corporate seal]                        Title:________________________________